THIS PROMISSORY NOTE AND THE UNDERLYING COMMON STOCK ("COMMON STOCK") OF FUTUREONE, INC. (THE "COMPANY") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY REGULATIONS PROMULGATED THEREUNDER (COLLECTIVELY, THE "SECURITIES ACT") OR WITH THE SECURITIES AUTHORITIES OF ANY STATE UNDER ANY STATE SECURITIES LAWS AND ANY REGULATIONS PROMULGATED THEREUNDER (COLLECTIVELY, "STATE SECURITIES LAWS"). AS A CONSEQUENCE, NEITHER THIS PROMISSORY NOTE NOR COMMON STOCK MAY BE SOLD, TRANSFERRED, ASSIGNED, MORTGAGED, PLEDGED, LIENED, HYPOTHECATED OR OTHERWISE ENCUMBERED OR DISPOSED OF
(COLLECTIVELY, A "TRANSFER") EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.

                                   CONVERTIBLE
                                 PROMISSORY NOTE

Phoenix, AZ                                                              $70,000
June 1, 2000


FOR VALUE RECEIVED, FUTUREONE, INC., a Nevada corporation with an office at 4250 East Camelback Road, Suite K-192, Phoenix, Arizona 85018-2751 (including its successors and assigns), (the "Maker"), hereby promises to pay to the order of Alan P. Hald, with an office at 5350 East Calle del Medio, Phoenix, Arizona 85018 (the "Lender"), the principal sum of Seventy Thousand Dollars ($70,000) (the "Principal Amount"), with interest on any unpaid balance of such amount, at the rate of Fourteen Percent (14%) per annum, from the date of the advance thereof at the rate of interest specified herein, in lawful money of the United States of America and in immediately available funds in accordance with the terms hereof. The unpaid Principal Amount of this Convertible Promissory Note, together with all accrued and unpaid interest hereunder, shall be due and payable on the Maturity Date (as defined below), unless this Convertible Promissory Note is prepaid or converted in accordance with the terms hereof. This Convertible Promissory Note evidences a loan (the "Loan") made by Lender to Borrower in the Principal Amount.

Lender may, at his option at any time, convert all or part of the indebtedness evidenced by this Note, including accrued interest, into the Common Stock of FutureOne, Inc. (a "FutureOne Common Stock Conversion"). The number of shares of Common Stock issuable upon a FutureOne Common Stock Conversion shall be determined as follows: Divide the Principal Amount and accrued interest to be converted by the Conversion Price in effect as of the date of such FutureOne Common Stock Conversion. The Conversion Price shall be the per share price as mutually agreed upon by the Lender and Maker, based upon the Maker's most recent major funding event immediately prior to the FutureOne Common Stock Conversion.

To effect any FutureOne Common Stock Conversion, Lender shall (i) provide Maker with ten (10) business days advance written notice to Maker specifying the date and amount of such conversion and the name in which the Common Stock shall be issued (if the name is other than that of Lender), (ii) furnish any appropriate endorsements and transfer documents reasonably requested by Maker, (iii) pay any transfer or similar tax if required and (iv) deliver a certificate to Maker in which Lender certifies that (a) Lender is an "accredited investor" as defined in the Securities Act, (b) Lender acknowledges that the Common Stock to be issued to Lender has not been registered under the Securities Act or any State Securities Laws and (c) Lender is acquiring the Common Stock to be issued to Lender for investment and not with a view to the resale, subdivision, distribution or fractionalization thereof and that Lender agrees that such Common Stock may not be sold, transferred, assigned, mortgaged, pledged, liened, hypothecated or otherwise encumbered or disposed of (collectively, a "transfer") except pursuant to an effective Registration Statement under the Securities Act of 1933, as amended, or an opinion of counsel satisfactory to Maker to the effect that such registration is not required.

If there is not a FutureOne Common Stock Conversion under this Note, payment of the Loan shall be due on the earlier of September 1, 2000 or 5 days after the date the Maker closes one or more public offerings, private placement of debt and/or equity, sale and/or merger of the Maker in the aggregate amount of no less than $1,500,000 ("Maturity Date").

This Note is unsecured and may be pre-paid by the Maker, in whole or in part, at any time without penalty. Maker shall provide 5 days prior written notice of its intent to prepay during which time Lender may still exercise a FutureOne Common Stock Conversion. Any payments that are received on this Note shall be first applied toward accrued interest, other non-principal payments due under the Note and/or the Separation Agreement and lastly toward the reduction of principal.

Should default occur in the payment of the Loan by the Maturity Date hereunder or should the Company fail to perform any of its obligations under the Employment Separation Agreement between the Lender and Maker and if said default or failure to perform remains uncured for a period of 10 consecutive days after written demand by the Lender thereof, then the whole sum of principal and accrued interest due thereunder may become immediately due and payable, at the option of the Lender.

If suit is brought to recover amounts due under the terms of this Note, the Maker hereby promises to pay reasonable attorney's fees and court costs.

The Maker and any endorsers of this Note waive diligence, demand, presentment for payment, notice of dishonor and protest, and consent to the extension of time for payment of this Note without notice.

This Note is made in Arizona, and the execution, delivery and performance hereof shall be governed by and construed in accordance with the laws of the State of Arizona.

FUTUREONE, INC.

a Nevada corporation

By: ___________________

Title: __________________

ACCEPTED, ACKNOWLEDGED AND  AGREED TO AS OF THE _____ DAY OF JUNE, 2000


                                        BY:
                                            ------------------------------------

                                        NAME:
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